Exhibit 99.1
2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC
Forward Looking Statements In this press release and in the related chart presentations and comments by General Motors Acceptance Corporation’s (“GMAC”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,”“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC’s actual results may differ materially due to numerous important factors that are described in GMAC’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors (“GM”), our parent, to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and Residential Capital Corporation (“ResCap”) and maintaining the mutually beneficial relationship between GMAC and GM; significant changes in the competitive environment and the effect of competition in the corporation’s markets, including on the corporation’s pricing policies; our ability to maintain adequate financing sources; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM’s contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; funding obligations under GM and its subsidiaries’ qualified U.S. defined benefits pension plans; restrictions on ResCap’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forwardlooking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 1

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 GMAC
Eric Feldstein Chairman, GMAC 2006 Business Outlook 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 2

$Millions 2005 Prelim. 2005 Target 2004 2003 2002 2001 2000 1999 0 500 1,000 1,500
2,000 2,500 3,000 3,500 $2,500 $2,913 $2,793 $1,870 $1,786 $1,602 $1,527 Consolidated Net Income 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 3

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$Millions 2005 Dividends $2.5 Billion 2005 Prelim. 2005 Target 2004 2003 2002 2001 2000 1999 0 500 1,000 1,500 2,000 2,500
3,000 3,500 $2,500 $2,913 $2,793 $1,870 $1,786 $1,602 $1,527 Consolidated Operating Earnings 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 4

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC 2005 Challenges

- Credit rating downgraded below investment grade
  - Several additional GM/GMAC rating downgrades incurred
- GMAC borrowing spreads climbed to unprecedented levels
- Short-term interest rates trended upward
  - Yield curve flattened

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Mortgage/Insurance Financing 2001 2005 Estimate* 30% 70% 60% 40% * Excluding goodwill impairment charges Earnings Mix – Business Diversification 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 6

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
* Income outside U.S. and Canada ** Compound Annual Growth Rate International Net Income* ($Millions) 2001 2005E CAGR** Financing 192 400 20% Mortgage 72 190 27% Insurance 9 50 57% Total 273 640 24% Earnings Mix – Geographic Diversification 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Leadership positions across all major
sectors – #1 in Auto Finance – Top 10 player in Mortgage – #1 provider of Extended Warranty – #1 provider of Dealer Inventory Insurance Tremendous asset origination capability World-class servicing operations Well-managed risk profile Global franchise spanning 40 countries Create Premier Global Finance Company Strategic Vision 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 8

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC Strategic Vision

Create Premier Global Finance Company

Business Strengths Achieved

- (+) Leadership positions across all major sectors
- (+) Tremendous asset origination capability
- (+) World-class servicing
- (+) Well-managed risk profile
- (+) Global franchise

Business Strengths Lacking

- (−) Investment grade rating
- (−) Balance sheet capacity
- (−) Competitive funding cost

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC *Strategic Vision*

Create Premier Global Finance Company

GMAC Business Strengths ⟷ **Strategic Partner Strengths**

GMAC Business Strengths

- Leadership positions across all major sectors
- Tremendous asset origination capability
- World-class servicing
- Well-managed risk profile
- Global franchise

Strategic Partner Strengths

- Investment grade rating
- Balance sheet capacity
- Competitive funding cost
- Operational synergies

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Strategic mission – Support GM vehicle sales with wholesale and retail auto financing Economic Mission – Provide GM with a favorable return on its capital invested in GMAC With or without an investment grade rating, GMAC is well-positioned to carry out its dual mission this year GMAC 2006 Mission 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC *Strategic and Economic Objectives – 2006*

	With Investment Grade Rating	Without Investment Grade Rating
Strategic: Provide auto financing to support GM vehicles	■ Originate retail and wholesale assets at competitive funding costs	■ Advance "Originate/ Sell" model
Economic: Provide GM with superior return on its GMAC investment	■ Growth in asset base ■ Growth in earnings ■ Increased capital requirement	■ Reduced asset base ■ Lower earnings ■ Reduction in capital required
	Superior RoE	*Adequate RoE*

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Financing Operations Mortgage Operations Insurance Operations
Business Outlook – 2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 13

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$ Billions 0.0 1.0 2.0 3.0 4.0 5.0 2005E 2004 2003 2002 2001 $4.2 $4.1 $3.9 $3.6 $2.7 Memo: International (%) 3.0 11.6 11.8 14.2 14.2 Insurance Premium/Revenue 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC Insurance Business Lines – Competitive Advantages

- Extended warranty
  - Leverage GMAC's link to the manufacturer
- Dealer inventory insurance
  - Leverage GMAC's deep and long-standing dealer relationships
  - Bundling of insurance with floorplan financing
- Personal lines
  - Niche marketing to affinity groups including GM family and GM customers
- Minimal funding requirements

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
G G G G Operating Trends Insurance Premium Growth Underwriting Performance Growth in International Markets
Income fromInvestment Portfolio ($ Billions) 1/1/03 1/1/04 1/1/05 1/1/06E Market Value of $5.0 $6.2 $7.3 $7.7 Investment Portfolio Insurance Operations 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$Millions 0 100 200 300 400 2005E 2004 2003 2002 $329 $179 $87 Insurance Net Income 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 17

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Financing Operations Mortgage Operations
Insurance Operations Business Outlook – 2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 18

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$Millions 0 200 400 600 800 1,000 2005E 2004 2003 2002 2001 $904 $912 $319 $152 * Source: Fannie Mae Industry Volume* ($ Trillions) ResCap Net Income 2.2 2.8 3.8 2.7 2.7 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 19

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Originations ($ Trillions) Debt Outstanding ($ Trillions)
0.0 2.0 4.0 6.0 8.0 10.0 12.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Mortgage Debt Outstanding Industry Originations $9.7 $9.7 $9.7 $9.0 $8.1 $7.1 $6.3 $5.6 $2.2 $2.2 $2.2 $2.7 $2.7 $3.8 $2.8 $2.2 $3.8 $2.8 Source: Fannie Mae
U.S. Residential Mortgage Market 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 20

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC Firewall: Governance and Dividend Limitation 100% Owned Investment Grade Rating Non-Investment Grade Rating ResCap Stand-Alone Credit Rating ResCap 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 21

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Financing Operations Mortgage Operations Insurance Operations Business Outlook –
2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 22

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Asset Base Net Margins Financing Net Income Capital Required RoE Decline Likely To Be Mitigated Financing Operations – 2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 23

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
0.00% 0.50% 1.00% 1.50% 2.00% ’05E ’04 ’03 ’02 ’01 ’00 ’99 ’98 ’97 ’96 ’95 0.88% 0.91% 1.00% 0.86% 0.83% 0.69% 0.67% 0.97% 1.56%
1.77% 1.09% U.S. Retail Credit Quality U.S. Net Charge-offs as % of Retail Managed Assets* * Includes Retail and SmartBuy 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 24

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
0.0% 1.0% 2.0% 3.0% 4.0% Repossessions 30-Day Delinquencies ’05E ’04 ’03 ’02 ’01 ’00 ’99 ’98 ’97 ’96 ’95 * Includes Retail, SmartBuy and SmartLease Frequency of Loss* As a % of Number of Serviced Accounts Outstanding U.S. Retail/Lease Credit Quality 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 25

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
36-Month Leases 2005E 2004 2003 2002 2001 2000
$12,000 $12,500 $13,000 $13,500 $14,000 $14,500 $15,000 $14,392 $14,182 $13,313 $13,237 $13,558 $13,437 Memo: Total SmartLease 460 580 738 611 465 287 Terminations (Units 000’s) Adjusted for Vehicle Mix Sales Proceeds on Scheduled U.S. Lease Terminations 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 26

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC
Liquidity 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 27

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
* Includes $4.2B in cash invested in a portfolio of highly liquid marketable securities Large cash balance maintained – $20 billion* at year-end 2005 Cultivated large market for auto whole loan sales across the full credit spectrum – Up to $64 billion of purchase commitments secured for the next five years Many other innovative funding channels established Strong Liquidity Position
2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 28

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Unsecured Funding Secured Funding & Whole Loan Sales 90% 10% Note: Represents domestic auto finance only $41 Billion 2005 U.S. Term Funding 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 29

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Unsecured Funding Whole Loans MoneyMarket Investors Term Investors Secured Funding & Whole Loan Sales 10% 35% 42%
13% (90%) (10%) Note: Represents domestic auto finance only 2005 U.S. Term Funding $41 Billion 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 30

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$ Billions Under 3 Years Under 2 Years Under 1 Year Under 6 Months Under 3 Months 0 25 50 75 100
125 150 Interest-Earning Assets Interest-Bearing Liabilities $59 $29 $66 $44 $79 $60 $101 $85 $122 $100 Note: Includes cash, excludes on-balance sheet secured debt and the related assets, as of September 30, 2005 Consolidated Asset and Liability Maturities 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 31

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC Summary

- GMAC continues to post strong earnings despite difficult challenges
- Business outlook for Financing, Insurance and Mortgage remains bright
  - Major operating metrics trending favorably

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC continues to maintain adequate liquidity position – Funding needs being met through various forms of secured funding and whole loan sales In 2006, GMAC will seek to execute a business plan under which: – GMAC would support GM vehicle sales with a broad range of auto financing activities – GM would earn attractive returns on its GMAC investment Summary 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 33

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Supplemental Chart 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 34

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Note: U.S. Automotive Operations (excludes Nuvell and GMAC AB) * Total Assets-Secured Assets-Other Liabilities-Intangible Assets Asset Coverage Ratio continues to adequately protect unsecured debt holders despite increase in secured funding – Although unencumbered assets have declined, asset coverage ratio remains stable-to-higher as unsecured debt levels decline even more rapidly ($ Billions) 2004 2005 2006
Unencumbered Assets* 139 113 Unsecured Debt 119 93 Asset Coverage Ratio 117% 122% Stable-to-Higher Structural Subordination Analysis 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 35